Regions Financial
2nd Quarter Earnings Conference Call
July 27, 2010
Exhibit 99.3
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********
*********

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities
Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to those described below:
›
The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
›
The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
›
Possible additional loan losses, impairment of goodwill and other intangibles, and valuation allowances on deferred tax assets and the impact on earnings and capital.
›
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
›
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
›
Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
›
Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
›
The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
›
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support
Regions' business.
›
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
›
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
›
Regions' ability to keep pace with technological changes.
›
Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
›
Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
›
The cost and other effects of material contingencies, including litigation contingencies and any adverse judicial, administrative or arbitral rulings or proceedings.
›
The effects of increased competition from both banks and non-banks.
›
The effects of geopolitical instability and risks such as terrorist attacks.
›
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›
The effects of weather and natural disasters such as floods, droughts and hurricanes, and the effects of the Gulf of Mexico oil spill.
›
Regions’ ability to maintain favorable ratings from rating agencies.
›
Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
›
Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
›
The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
›
Regions’ ability to receive dividends from its subsidiaries.
›
The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
›
The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Risk
Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010, as on file with the Securities and
Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Summary of Second Quarter 2010 Results
›
Loss per diluted share of $0.28 (loss of $0.11 per share excluding regulatory charge*)
›
Adjusted pre-tax pre-provision net revenue (PPNR) improves $89 million or 22%
›
Net interest income increased $25 million and net interest margin increased 10 bps to 2.87%
›
Non-interest revenues, as adjusted, increased $22 million or 3% due largely to higher brokerage revenues
›
Non-interest expenses, as adjusted, declined $42 million or 4% primarily due to lower salaries and benefits costs
734
756
831
856
(1,168)
(1,126)
($1,200)
($700)
($200)
$300
$800
$1,300
$1,800
1Q10 2Q10
Net Interest Income Adjusted Non-Interest Revenue Adjusted Non-Interest Expense
$486
$397
1
›
Credit quality
›
Non-performing assets, excluding loans held for sale, decreased $297 million or 7% to $4.0 billion; Inflows of non-performing assets continue to decline
›
Loan loss provision of $651 million essentially equaled net charge-offs
Note: Comparisons are to previous quarter and exclude non-core items impacting the current and prior quarter
*
Non – GAAP; Refer to Financial Supplement for adjustments to earnings per diluted share

NPA Migration Moderating
-$500
$0
$500
$1,000
$1,500
$2,000
2Q09 3Q09 4Q09 1Q10 2Q10
Net NPA Change Gross NPA Additions
$ millions
First Net NPA Reduction
Since  4Q08
* Excludes non-performing assets held for sale

Loan Loss Provision Reflects Improved
Credit Environment
Loan Loss Provision
390
491
680
692
700
651
487
345
421
70
35
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Net Charge Offs Provision over Net Charge Offs
$425
$912
$1,025
$1,179
$770
$651
$ in millions

Total TDRs - $1.6B*
$0
$400
$800
$1,200
$1,600
$2,000
2Q09 3Q09 4Q09 1Q10 2Q10
Accruing Non-Accruing
$ millions
›
Modifications are a result of our proactive outreach efforts
›
Any concession to a customer experiencing financial difficulty creates a TDR
Residential Mortgage - 65%
Home Equity - 20%
Other Consumer - 4%
Commercial - 11%
Consumer TDRs - $1.4B*
95% are accruing interest
*Includes accruing loans, non-accruing loans and loans 90+ days past due

Loans & Deposits – 2Q10 Linked Quarter Changes
Targeted declines in Investor Owned CRE
with continued focus on growing low-cost deposits
($0.1) ($0.1)
($0.0)
($0.3)
($0.2)
($1.5)
($1.6)
($1.4)
($1.2)
($1.0)
($0.8)
($0.6)
($0.4)
($0.2)
$0.0
Commercial
and
Industrial
Owner
Occupied
CRE
Residential
Mortgage
Home
Equity
Lending
Indirect &
Other
Consumer
Investor
Owned
CRE
-1% -1% ~0%
-2%
-7%
-7%
$0.4
($0.6)
$0.1
($0.4)
($1.6)
($2.0)
($1.5)
($1.0)
($0.5)
$0.0
$0.5
$1.0
Money Market Interest
Bearing
Checking
Savings Interest Free Time Deposits
+2%
-4%
+2%
-2%
-6%
Loan to Deposit Ratio
89%
Loans
(Linked Quarter Ending Balances Change in billions and % Change)
Deposits
(Linked Quarter Ending Balances Change in billions and % Change)

›
Closely matching 2009’s
record pace of new checking
account openings; 488,000
through first half of 2010
›
Retention remains better
than industry norms and at
historical highs
›
Average customer deposits
remained steady in spite of
continued decline of time
deposits
›
Total deposit costs continue
their steady improvement
Record Setting Account Growth and Retention
Continues to Drive Strength in Customer Deposits
$94.1
$94.7
$96.3
$98.2
$98.0
$80.0
$85.0
$90.0
$95.0
$100.0
2Q09 3Q09 4Q09 1Q10 2Q10
($ in billions)
0.75%
0.85%
0.95%
1.05%
1.15%
1.25%
1.35%
1.45%
Customer Deposit Balances Total Deposit Costs
4% year over year
growth in average
customer deposits

Net Interest Income Improves Despite Decline in
Earning Assets
›
Net interest margin
climbed 10 bps linked
quarter
›
Ongoing improvement in
deposit mix and cost with
substantial remaining
repricing opportunity in
maturing, higher-cost CDs
›
Consistent progress in
pricing of new and
renewed loans
$840
$853
$857
$839
$863
$800
$810
$820
$830
$840
$850
$860
$870
2Q09 3Q09 4Q09 1Q10 2Q10
2.50%
2.60%
2.70%
2.80%
2.90%
3.00%
3.10%
Net Interest Income (FTE) Net Interest Margin

Improving Components of Operating Leverage
› Brokerage income higher, reflecting strong fixed income business, private client revenues and capital markets activity
› Service charges increase due to seasonality and increased customer transaction volume
› Salaries and benefits cost decline reflecting lower headcount and payroll tax expense
($ in millions)
1Q10 2Q10 $ %
Non-interest revenue, as reported 812 $      756 $      (56) $       -7%
- Leveraged lease termination gains 19           -
- Securities gains / (losses) 59           -
Adjusted non-interest revenue* 734 $      756 $      22 $        3%
Difference
*  Non-GAAP
($ in millions)
1Q10 2Q10 $ %
Non-interest expense, as reported 1,230 $    1,326 $    96 $          8%
- Regulatory charge -               200
- Branch consolidation charges 8              -
- Securities impairment 1              -
- Loss on early extinguishment of debt 53            -
Adjusted non-interest expense*
1,168 $    1,126 $    (42) $        -4%
Difference

Capital Ratios Remain Solid
(1) Current Quarter ratios are estimated
(2) “TRUPS” refers to Trust Preferred Securities
1Q10 2Q10
(1)
Proforma
2Q10 -
excluding
TRUPS
(1)(2)
Total Risk-Based Capital 15.8% 15.9% 15.0%
Tier 1 Capital 11.7% 12.0% 11.2%
Tier 1 Common 7.1% 7.7% 7.7%

******************************* ******************************* ******************************* *******************************